UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22264

                             The Motley Fool Funds Trust

(Exact name of registrant as specified in charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

                                         Alexandria, VA 22314

(Address of principal executive offices) (Zip code)

Denise Coursey

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

                                         Alexandria, VA 22314

(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 302-1100

Date of fiscal year end:  October 31

Date of reporting period:   April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Independence

Epic Voyage

Great America

Keep It Simple

2015 SEMIANNUAL REPORT

A series of The Motley Fool Funds Trust 4/30/15

LETTER FROM THE PRESIDENT

Dear Fellow Foolish Shareholder:

I can’t tell you how excited I am to be joining the team at Motley Fool Funds. I worked with Bill Mann and the rest of the portfolio management team during their days with Motley Fool newsletters. (Legend has it, I’m the only one who’s ever gotten Bill Mann to meet a deadline.) I know these talented Fools well, and I share their dedication to great investing and great service for our shareholders. I simply could not wait to join forces with them again.

Recently, I had the opportunity to meet some of you at our annual shareholder party -- and that bolstered my enthusiasm. It was such a pleasure to meet so many like-minded investors -- those who share a love for investing in good companies, and who believe in holding these companies for the long term.

I want to thank you for the trust you place in us with your investments, and I want to assure you that we will continue to work hard to earn and deserve your trust. I personally look forward to serving you -- and perhaps meeting many more of you at our next shareholder event.

Foolish best,

Denise H. Coursey

President, Motley Fool Asset Management

Denise Coursey President

This report has been prepared for shareholders of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Returns quoted represent past performance, which is no guarantee of future results. Current returns may be lower or higher and can be found at foolfunds.com. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Letter to Shareholders

Dear Fellow Fool Funds Shareholder:

It’s a good rule of thumb that when your opponent is doing something stupid, by no means should you interrupt.

In this case, the opponent is the benchmark, to which our returns are compared. I neither like seeing nor reporting that any of our funds have dramatically underperformed a benchmark. But I also know that our long-term stance of ignoring those benchmarks means that our returns are going to be – necessarily – divergent.

With that in mind, I have to say that the six-month period that ended April 30, was one of the more challenging I’ve ever seen as an investor.

The Motley Fool Independence Fund, our oldest fund, returned 2.5% over the six-month period, versus a 5.4%

return for the MSCI World Index. Since inception, the Independence Fund has returned 126%, versus 115% for its benchmark.

Portfolio Manager Bill Mann

The Motley Fool Great America Fund returned 5.7%, versus 5.8% for the Russell Midcap Index. Since its inception, the Great America Fund is up 100%, versus 97.6% for its benchmark.

Finally, the Motley Fool Epic Voyage Fund lost -4.2%, versus a 6% gain for the Russell Global ex-US Index. This fund is up 23.5% since inception, versus a 41.5% gain of for its benchmark.

Our returns have been hampered, substantially, by three things: We don’t hedge currencies, we’re underweight in markets where stimulus has caused enormous distortions, and we’re underweight companies that are so sensitive to economic conditions that such stimuli actually matter. We are confident, however, that over the course of a full market cycle, our consistency in focusing on corporate strength rather than exogenous factors will pay off.

In the past few versions of this letter, I have expressed a warning that the unprecedented levels of easy credit from many of the world’s largest central banks would cause bubbles to form in various places, and that these fiscal distortions would, essentially, impair the market’s clearing function.

Evidence of these distortions is everywhere. Let’s start with some big ones.

In mid-April, the government of Switzerland became the first country to issue a bond carrying a negative yield, meaning that it was charging investors (I am resisting the urge to place that word in quotation marks, but only just barely) for the right to lend it money. Mexico (unofficial motto: “we’re not Argentina, but we

The Motley Fool Funds Trust	3

do know where they hide their playbooks”) followed up with a 100- year bond that yields less than 5%. Several French bonds now have negative yields. German yields are solidly negative.

If you’ve ever sat at a casino’s card table, you know the concept of a rake: The house takes a little piece of each pot. Except we’re not talking about Caesar’s Palace – we’re talking about the Swiss government.

While they’re trying to induce inflation in Europe, in China the government is actively talking up investing in the stock market to its citizens. And my, oh, my, have they ever responded.

Chinese equities are on a bull run of unimaginable proportions, with the Shanghai and Shenzhen stock indexes having more than doubled on the year through April 30. Retail investors are piling in. In a single week in April, Chinese citizens opened more than 4 million brokerage accounts. According to a study cited in a recent Economist article, more than two-thirds of the newcomers didn’t attend school past age 15. Moreover, by some estimates, margin lending accounts for nearly 10% of Chinese market capitalization. That’s five times as high as what’s typical in Western markets.

I believe the Chinese stock market is more unhinged from the underlying fundamentals than any other I’ve seen. Some of the stories coming out of China are truly amazing. A company called Kemian Wood Industry, which used to make high-end composite floorboards, is under investigation by Chinese regulators for being a stock-manipulation scheme. In early March, it changed its name to Dalian Zeus Entertainment and now focuses on online gambling. And if that name sounds familiar to you, it might be because Dalian Zeus’ boss just paid $2.35 million to have lunch with Warren Buffett.

Maybe Dalian Zeus is legit; maybe it isn’t – we don’t own it, so we don’t have to ponder it. But dozens of Chinese companies are changing names and businesses this year to be associated with the high-tech share-price boom. Hoteliers are rechristening themselves as high-speed-rail companies; fireworks makers are now peer-to-peer lenders. Companies that have had U.S. listings are rushing to go private to re-list in China, where multiples are far higher. All told, China’s total market capitalization has increased in the past year by more than US$6 trillion.

Even more amazing is that this is happening while the Chinese economy is slowing down. Even if you give official Chinese statistics the hairy eyeball, the drop in Chinese demand for commodities has ripped through the economies of many of its trading partners, including formerly high-flying Australia and even Singapore.

Of course, we don’t even have to look to China for evidence of the crazy train. There are now 13 cities in the U.S. where the average millennial cannot afford to buy a home, ranging from a $1,300 deficit in Portland up to an incredible $80,000

4	The Motley Fool Funds Trust

deficit in San Jose. A 4,500-square-foot home that sold for $1.5 million in 2012 in San Francisco’s Noe Valley recently sold again, this time for $7 million.

I believe this will all end badly. Very badly. But in the meantime, we have to sit and wait for the market to wake up to the insanity. In 1998 and 1999, people who were calling valuations insane were dismissed as troglodytes who didn’t understand the “new economy.” But you know what? Math is math, and it doesn’t care if you’re selling rocks or the Internet of Things – in China or anywhere else.

For many segments of the global stock market, including U.S. large cap companies, we’re in the midst of the longest uninterrupted bull market in history. In several other markets, such as Europe, Japan and China, stocks have responded extremely strongly to stimulus policies that are completely out of proportion to company fundamentals. Your fund managers see no great wisdom in joining the fray to try to play the game of figuring out how long the good times will last, if only because we know this game has harmed investors so many times before. This time will be no different.

One should never, ever, base an investing thesis on something that doesn’t make any sense. Our returns relative to those of our benchmarks over the previous six-month period range from the good (Great America) to the seemingly horrifying (Epic Voyage), but, I want you to know that we have great confidence that over the long term, our willingness to focus on buying companies that are beating their cost of capital and have what we believe to be super-normal competitive advantage will prove to be a winning strategy. We also like to buy such companies when it’s uncomfortable to do so – i.e., when the market perceives that there’s something wrong. That is an approach that we believe makes far more sense than what we’re seeing in the global markets right now.

As always, we thank our long-term investors for their continued faith in us. We are proud and humbled to have you as our partners.

Foolish Best,

William H. Mann, III

The Motley Fool Funds Trust	5

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

    New to investing? Reading your first mutual fund semi-annual report?

Welcome! Here are some important things you need to know.

Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on stocks we have good reason to believe are under valued by the market. We expect the price of these stocks eventually to rise as the market recognizes the true worth of the companies issuing them. But keep in mind that value stocks can remain undervalued by the market for a long time. And it’s possible that the intrinsic worth of any particular company may not match our valuation.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 8, 24, and 39 of this report. Additional risk information is provided in section 3 of the Notes to Financial Statements, pp. 59-64.

6	The Motley Fool Funds Trust

Motley Fool Independence Fund Portfolio Characteristics (Unaudited)

At April 30, 2015, the Motley Fool Independence Fund Investor Class shares had an unaudited net asset value of $21.06 per share attributed to 19,974,004 shares outstanding and the Institutional Class shares had an unaudited net asset value of $21.07 per share attributed to 355,183 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009 for the Investor Class of $10.00 per share attributed to 100,000 shares outstanding and as of June 17, 2014 for the Institutional Class of $20.36 per share attributed to 1 share outstanding. From the Investor Class launch on June 16, 2009 to April 30, 2015, the Class had an average annual total return of 14.96% versus a return of 14.00% over the same period for its benchmark, MSCI World Index. From June 17, 2014 to April 30, 2015, the Institutional Class shares returned 5.80%, versus a return of 4.87% over the same period for the MSCI World Index. The graph below shows the performance of $10,000 invested in the Investor Class at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 4/30/2015

	Fund*		Benchmark**

	Investor Class	Institutional Class
One Year	10.80%	—	7.99%
Five Year	11.62%	—	11.13%
Since Inception	14.96%	5.80%	14.00%
Inception Date	6/16/2009	6/17/2014
Total Annual Fund Operating Expenses Before Expense Limitation (February 28, 2015 Prospectus)	1.17%	2.63%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World Index is not available for direct investment. The Fund may invest in countries that are not included within the MSCI World Index (such as emerging market countries) and its investment portfolio is not weighted in terms of countries or issuers the same as the MSCI World Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or

Motley Fool Independence Fund	7

trail, the MSCI World Index. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Investor Class.

The investment objective of the Independence Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund invests in areas of the market that, in the view of Motley Fool Asset Management, LLC (the “Adviser”), offer the greatest potential for long-term capital appreciation. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Independence Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Independence Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, the Fund may invest in any company, country, market, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings, sector allocation and top eleven countries in which the Fund was invested as of April 30, 2015. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Berkshire Hathaway, Inc.	3.14%
Banco Latinoamericano de Comercio Exterior SA	3.06
Infinera Corp.	2.90
Markel Corp.	2.80
HDFC Bank Ltd.	2.79
Anthem, Inc.	2.78
Under Armour, Inc.	2.77
zooplus AG	2.61
Sberbank Rossii OAO	2.43
Baidu, Inc.	2.41
Whole Foods Market, Inc.	2.40

30.09%

*	As of the date of the report, the fund had a holding of 1.66% in the BNY Mellon Cash Reserve.

8	Motley Fool Independence Fund

The Motley Fool Independence Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	29.19%
Consumer Discretionary	17.88
Information Technology	15.09
Consumer Staples	9.59
Health Care	9.11
Industrials	5.94
Energy	4.95
Telecommunication Services	3.16
Materials	2.32
Utilities	0.94

98.17%

Top Eleven Countries	% of Net Assets

United States*	52.80%
India	4.13
Saudi Arabia	3.55
Switzerland	3.18
Panama	3.06
Germany	2.61
South Korea	2.51
Russia	2.43
China	2.41
Indonesia	2.15
Canada	1.86

80.69%

*	As of the date of the report, the fund had a holding of 1.66% in the BNY Mellon Cash Reserve.

Motley Fool Independence Fund	9

About Your Expenses

As a shareholder of the Independence Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Independence Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

    Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/14	Ending Account Value 4/30/15	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Class

Actual	$1,000	$1,024.67	1.15%	$5.77

Hypothetical	$1,000	$1,019.09	1.15%	$5.76

Institutional Class

Actual	$1,000	$1,025.31	0.95%	$4.77

Hypothetical	$1,000	$1,020.08	0.95%	$4.76

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1,2014 to April 30, 2015, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

10	Motley Fool Independence Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Independence Fund

Schedule of Investments

April 30, 2015

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 94.62%
Banks — 13.71%
Banco Latinoamericano de Comercio Exterior SA (Panama)	412,235	$13,096,706
Bangkok Bank PCL (Thailand)(a)	900,000	5,037,580
Bank of Georgia Holdings PLC (Georgia)	239,638	6,581,181
Cascade Bancorp. (United States)*	810,000	3,904,200
Credicorp Ltd. (Peru)	37,000	5,644,350
HDFC Bank Ltd. (India)(b)	210,000	11,936,400
Monarch Financial Holdings, Inc. (United States)	170,000	2,082,500
Sberbank Rossii OAO (Russia)*	7,000,000	10,425,157

		58,708,074

Beverages — 0.40%
Coca-Cola Icecek AS (Turkey)	102,000	1,727,797

Building Products — 1.45%
American Woodmark Corp. (United States)*	122,771	6,224,490

Chemicals — 1.00%
Innophos Holdings, Inc. (United States)	81,164	4,288,706

Commercial Services & Supplies — 1.70%
Depa Ltd. (United Arab Emirates)*	5,815,390	2,907,695
KAR Auction Services, Inc. (United States)	117,708	4,379,915

		7,287,610

Communications Equipment — 2.90%
Infinera Corp. (United States)*	661,100	12,428,680

Consumer Finance — 1.54%
Gentera SAB de CV (Mexico)*	3,850,000	6,589,819

Diversified Financial Services — 3.14%
Berkshire Hathaway, Inc. (United States)*	63	13,444,200

Diversified Telecommunication Services — 1.54%
Level 3 Communications, Inc. (United States)*	117,500	6,572,950

Electric Utilities — 0.95%
Brookfield Infrastructure Partners LP (Canada)	92,127	4,047,139

See Notes to Financial Statements.

Motley Fool Independence Fund	11

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Energy Equipment & Services — 2.82%
CARBO Ceramics, Inc. (United States)	108,581	$4,802,538
Geospace Technologies Corp. (United States)*	84,539	1,826,042
National Oilwell Varco, Inc. (United States)	100,000	5,441,000

		12,069,580

Food & Staples Retailing — 3.73%
Costco Wholesale Corp. (United States)	40,000	5,722,000
Whole Foods Market, Inc. (United States)	214,922	10,264,675

		15,986,675

Food Products — 3.29%
BRF—Brasil Foods SA (Brazil)(b)	223,704	4,802,925
Nestle SA (Switzerland)	68,694	5,329,571
PT Nippon Indosari Corpindo Tbk (Indonesia)	44,934,800	3,933,780

		14,066,276

Health Care Equipment & Supplies — 4.42%
Medtronic PLC (Ireland)	59,272	4,412,800
Natus Medical, Inc. (United States)*	268,900	10,140,219
Zimmer Holdings, Inc. (United States)	40,000	4,393,600

		18,946,619

Health Care Providers & Services — 3.35%
Anthem, Inc. (United States)	78,697	11,877,738
NMC Health PLC (United Arab Emirates)	210,482	2,461,929

		14,339,667

Hotels, Restaurants & Leisure — 2.31%
Chipotle Mexican Grill, Inc. (United States)*	10,400	6,461,936
Wynn Macau Ltd. (Macau)	1,700,000	3,441,073

		9,903,009

Insurance — 6.17%
HCC Insurance Holdings, Inc. (United States)	120,000	6,835,200
Loews Corp. (United States)	181,690	7,565,572
Markel Corp. (United States)*	16,200	11,998,368

		26,399,140

Internet & Catalog Retail — 5.02%
Amazon.com, Inc. (United States)*	12,500	5,272,250

See Notes to Financial Statements.

12	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet & Catalog Retail (continued)
CJ O Shopping Co., Ltd. (South Korea)	22,449	$5,021,907
zooplus AG (Germany)*	102,500	11,186,918

		21,481,075

Internet Software & Services — 5.87%
Baidu, Inc. (China)*(b)	51,500	10,314,420
Google, Inc. Class A (United States)*	9,000	4,938,930
Google, Inc. Class C (United States)*	9,025	4,849,337
Xoom Corp. (United States)*	284,862	5,033,512

		25,136,199

Machinery — 1.00%
TriMas Corp. (United States)*	152,333	4,291,221

Media — 1.75%
BrainJuicer Group PLC (United Kingdom)	700,000	4,403,594
Multiplus SA (Brazil)	278,600	3,069,921

		7,473,515

Metals & Mining — 1.32%
Constellium NV (Netherlands)*	158,752	2,916,274
Horsehead Holding Corp. (United States)*	182,046	2,721,588

		5,637,862

Multiline Retail — 1.23%
PT Mitra Adiperkasa Tbk (Indonesia)	12,301,000	5,272,638

Oil, Gas & Consumable Fuels — 2.13%
Denbury Resources, Inc. (United States)	412,200	3,631,482
Penn West Petroleum Ltd. (Canada)	1,586,351	3,918,287
Total Gabon SA (Gabon)	4,670	1,555,949

		9,105,718

Pharmaceuticals — 1.34%
Dr. Reddy’s Laboratories Ltd. (India)(b)	110,177	5,727,000

Real Estate Investment Trusts — 1.98%
American Tower Corp. (United States)	64,000	6,049,920
Gaming and Leisure Properties, Inc. (United States)	68,217	2,435,347

		8,485,267

See Notes to Financial Statements.

Motley Fool Independence Fund	13

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Real Estate Management & Development — 1.52%
Henderson Land Development Co., Ltd. (Hong Kong)	810,912	$6,501,174

Road & Rail — 1.10%
CSX Corp. (United States)	130,000	4,691,700

Semiconductors & Semiconductor Equipment — 3.32%
Intel Corp. (United States)	219,000	7,128,450
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(b)	290,000	7,087,600

		14,216,050

Software — 1.33%
DuzonBizon Co., Ltd. (South Korea)	513,180	5,707,518

Specialty Retail — 1.97%
Williams-Sonoma, Inc. (United States)	115,000	8,455,950

Technology Hardware, Storage & Peripherals — 1.67%
Apple, Inc. (United States)	57,000	7,133,550

Textiles, Apparel & Luxury Goods — 5.60%
Swatch Group SA (Switzerland)	18,500	8,270,524
Tod’s S.p.A. (Italy)	42,000	3,853,494
Under Armour, Inc. (United States)*	152,820	11,851,191

		23,975,209

Transportation Infrastructure — 0.43%
International Container Terminal Services, Inc. (Philippines)	750,000	1,849,918

Wireless Telecommunication Services — 1.62%
SBA Communications Corp. (United States)*	60,000	6,949,200

Total Equity Securities (Cost $ 289,437,464)		405,121,195

Participatory Notes — 3.55%
Air Freight & Logistics — 0.25%
Aramex PJSC (Saudi Arabia)(c)	1,134,000	1,077,515

Banks — 1.13%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(c)	290,332	4,849,391

Food Products — 2.17%
Almarai Co. (Saudi Arabia)(c)	385,759	9,283,314

Total Participatory Notes (Cost $ 10,663,675)		15,210,220

See Notes to Financial Statements.

14	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Other Investments — 1.66%
Temporary Cash Investment — 1.66%
BNY Mellon Cash Reserve	7,095,807	$7,095,807

Total Other Investments (Cost $ 7,095,808)		7,095,807

Total Investments Portfolio (Cost $ 307,196,947) — 99.83%		427,427,222
Assets in Excess of Other Liabilities — 0.17%		744,464

NET ASSETS — 100.00%
(Applicable to 20,329,187 shares outstanding)		$428,171,686

*	Non-income producing security.
(a)	NVDR — Non-Voting Depository Receipts
(b)	ADR — American Depositary Receipts
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $15,210,220 and represents 3.55% of net assets as of April 30, 2015.

LP — Limited Partnership

PCL — Public Company Limited

PLC — Public Limited Company

See Notes to Financial Statements.

Motley Fool Independence Fund	15

Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $307,196,947)	$427,427,222

Foreign currency, at value (at cost, $102,674)	102,835
Receivables:
Dividends and tax reclaims	620,385
Investment securities sold	1,507,462
Shares of beneficial interest sold	365,656
Prepaid expenses and other assets	28,777

Total Assets	430,052,337

Liabilities
Payables:
Investment securities purchased	549,960
Shares of beneficial interest redeemed	349,063
Dividend withholding tax	16,303
Accrued expenses:
Audit fees	29,320
Accounting and administration fees	104,360
Advisory fees	586,761
Custodian fees	40,789
Legal fees	10,608
Transfer agent fees	110,091
Trustee fees	181
Other expenses	83,215

Total Liabilities	1,880,651

Net Assets	$428,171,686

The accompanying notes are an integral part of these financial statements.

16	Motley Fool Independence Fund

Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$298,879,966
Undistributed Net Investment Income	137,618
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	8,931,441
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	120,222,661

Net Assets	$428,171,686

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$420,686,295
Shares outstanding	19,974,004

Net asset value, offering, and redemption price per share*	$21.06

Institutional Shares:
Net assets applicable to capital shares outstanding	$7,485,391
Shares outstanding	355,183

Net asset value, offering, and redemption price per share*	$21.07

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	17

Statement of Operations

Six Months Ended April 30, 2015 (Unaudited)

Investment Income
Dividends	$2,947,658
Interest	323
Less foreign taxes withheld	(92,246)

Total Investment Income	2,855,735

Expenses
Accounting and administration fees	179,958
Blue sky fees	13,273
Shareholder account-related services - Investor Class	160,846
Chief Compliance Officer fees	12,596
Custodian fees	55,492
Investment advisory fees	1,775,174
Professional fees	24,118
Shareholder reporting fees	25,078
Transfer agent fees - Investor Class	162,049
Transfer agent fees - Institutional Class	21,111
Trustee fees	17,057
Other expenses	17,294

Total expenses	2,464,046

Expenses waived/reimbursed net of amount recaptured - Investor Class	(31,218)
Expenses waived/reimbursed net of amount recaptured - Institutional Class	(36,722)

Net expenses	2,396,106

Net Investment Income	459,629

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investment securities	9,789,048
Foreign currency transactions	(917,614)

Net realized gain on investments and foreign currency transactions	8,871,434

Change in net unrealized appreciation/(depreciation) on:
Investment securities	520,223
Foreign currency translations	471,558

Change in net unrealized appreciation/(depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	991,781

Net realized and unrealized gain	9,863,215

Net Increase in Net Assets Resulting from Operations	$10,322,844

The accompanying notes are an integral part of these financial statements.

18	Motley Fool Independence Fund

Statements of Changes in Net Assets

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations:
Net Investment Income	$459,629	$2,107,078
Net Realized Gain on Investments and Foreign Currency Transactions	8,871,434	6,863,887
Change in Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	991,781	29,060,345

Net increase in net assets resulting from operations	10,322,844	38,031,310

Dividends to Shareholders:
Dividends from net investment income
Investor Class	(2,188,483)	(835,870)
Institutional Class	(26,738)	—
Distributions from net realized capital gains
Investor Class	(6,629,250)	(3,348,906)
Institutional Class	(72,605)	—

Total dividends and distributions	(8,917,076)	(4,184,776)

Capital Share Transactions:
Proceeds from shares sold
Investor Class (1,620,079 and 4,432,705 shares, respectively)	33,607,887	87,255,195
Institutional Class (161,032 and 193,353 shares, respectively)	3,341,706	3,969,308
Reinvestment of dividends
Investor Class (424,462 and 215,246 shares, respectively)	8,654,772	4,104,739
Institutional Class (4,766 and 0 shares, respectively)	97,176	—
Value of shares redeemed
Investor Class (1,768,611 and 3,348,765 shares, respectively)	(36,596,060)	(65,654,802)
Institutional Class (2,796 and 1,172 shares, respectively)	(57,759)	(24,625)
Redemption and small-balance account fees
Investor Class	56,132	84,895
Institutional Class	—	—

Net increase from capital share transactions	9,103,854	29,734,710

Total increase in net assets	10,509,622	63,581,244

Net Assets:
Beginning of Period	417,662,064	354,080,820

End of Period*	$428,171,686	$417,662,064

* Including undistributed net investment income	$137,618	$1,893,210

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	19

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2015	Years Ended October 31,
Investor Class	(Unaudited)(1)	2014	2013	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$ 21.00	$19.24	$15.48	$14.15	$14.14	$11.48

Income From Investment Operations
Net Investment Income(3)	0.02	0.11	0.07	0.14	0.11	0.16
Net Gains on Securities (Realized and Unrealized)	0.48	1.87	3.79	1.29	0.15	2.59

Total From Investment Operations	0.50	1.98	3.86	1.43	0.26	2.75

Less Distributions
Net Investment Income	(0.11)	(0.04)	(0.11)	(0.10)	(0.15)	(0.02)
Net Realized Capital Gains	(0.33)	(0.18)	—	—	(0.11)	(0.08)

Total Distributions	(0.44)	(0.22)	(0.11)	(0.10)	(0.26)	(0.10)

Redemption and Small-Balance Account Fees	—*	—*	0.01	—*	0.01	0.01

Net Asset Value, End of Period	$ 21.06	$21.00	$19.24	$15.48	$14.15	$14.14

Total Return(4)(5)	2.47%	10.43%	25.14%	10.21%	1.91%	24.18%
Net Assets, End of Period (thousands)	$ 420,686	$413,624	$354,081	$227,881	$198,232	$128,406

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	1.15%	1.26%	1.36%	1.47%	1.43%	1.38%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.17%	1.23%	1.37%	1.54%	1.58%	2.20%

The accompanying notes are an integral part of these financial statements.

20	Motley Fool Independence Fund

Financial Highlights

	Six Months Ended April 30, 2015	Years Ended October 31,
Investor Class	(Unaudited)(1)	2014	2013	2012	2011	2010(2)
Ratio of Net Investment Income to Average Net Assets	0.22%	0.55%	0.44%	0.93%	0.76%	1.29%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.20%	0.59%	0.43%	0.86%	0.61%	0.47%
Portfolio Turnover	11%	24%	22%	37%	37%	37%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2015, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Due to a clerical error, Net Gains on Securities (Realized and Unrealized) and Total From Investment Operations for the year ended October 31, 2010 were reported in the 2010 Annual Report as $2.39 and $2.55, respectively. Such amounts have been revised as shown above.
(3)	Per share data calculated using average shares outstanding method.
(4)	During the years ended October 31, 2013, October 31, 2011 and October 31, 2010, 0.06%, 0.07% and 0.08%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 25.08%, 1.84% and 24.10%, respectively. For the six months ended April 30, 2015 and the years ended October 31, 2014 and October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	21

Financial Highlights

	Six Months Ended April 30, 2015	Period Ended October 31,
Institutional Class	(Unaudited)(1)	2014(2)(3)

Net Asset Value, Beginning of Period	$21.01	$20.36

Income From Investment Operations
Net Investment Income(4)	0.05	0.03
Net Gains on Securities (Realized and Unrealized)	0.46	0.62

Total From Investment Operations	0.51	0.65

Less Distributions
Net Investment Income	(0.12)	—
Net Realized Capital Gains	(0.33)	—

Total Distributions	(0.45)	—

Redemption and Small-Balance Account Fees	—	—

Net Asset Value, End of Period	$21.07	$21.01

Total Return(5)	2.53%	3.19%
Net Assets, End of Period (thousands)	$7,485	$4,038

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.26%	3.78%
Ratio of Net Investment Income to Average Net Assets	0.51%	0.39%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(0.80%)	(2.43%)
Portfolio Turnover	11%	24%

(1)	For the six months ended April 30, 2015, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

22	Motley Fool Independence Fund

Motley Fool Great America Fund Portfolio Characteristics (Unaudited)

At April 30, 2015, the Motley Fool Great America Fund Investor Class shares had an unaudited net asset value of $19.60 per share attributed to 13,093,697 shares outstanding and the Institutional Class shares had an unaudited net asset value of $19.62 per share attributed to 325,380 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 for the Investor Class shares of $10.00 per share attributed to 102,000 shares outstanding and as of June 17, 2014 for the Institutional Class of $17.94 per share attributed to 1 share outstanding. From the Investor Class shares launch on November 1, 2010 to April 30, 2015, the Class had an average annual total return of 16.68% versus a return of 16.37% over the same period for its benchmark, Russell Midcap Index. From June 17, 2014 to April 30, 2015, the Institutional Class shares returned 9.68%, versus a return of 8.76% over the same period for the Russell Midcap Index. The graph below shows the performance of $10,000 invested in the Investor Class at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 4/30/2015

	Fund*		Benchmark**

	Investor Class	Institutional Class
One Year	13.07%	—	13.30%
Since Inception	16.68%	9.68%	16.37%
Inception Date	11/01/2010	6/17/2014
Total Annual Fund Operating Expenses Before Expense Limitation (February 28, 2015 Prospectus)	1.20%	3.08%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Midcap Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Fund may invest in companies that are not included within the Russell Midcap Index and its investment portfolio is not weighted in terms of issuers the same as the Russell Midcap Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap Index. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Investor Class.

Motley Fool Great America Fund	23

The investment objective of the Great America Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small-and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Great America Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that hew to their benchmark, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings and sectors in which the Fund was invested as of April 30, 2015. Portfolio holdings are subject to change without notice.

    Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

24	Motley Fool Great America Fund

Top Eleven Holdings*	% of Net Assets

XPO Logistics, Inc.	3.08%
Tractor Supply Co.	2.81
Whole Foods Market, Inc.	2.81
Texas Roadhouse, Inc.	2.74
Infinera Corp.	2.71
Drew Industries, Inc.	2.61
Natus Medical, Inc.	2.58
Thor Industries, Inc.	2.55
National Oilwell Varco, Inc.	2.48
Markel Corp.	2.40
KapStone Paper and Packaging Corp.	2.39

29.16%

*	As of the date of the report, the fund had a holding of 5.27% in the BNY Mellon Cash Reserve.

The Motley Fool Great America Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Consumer Discretionary	23.20%
Financials	20.82
Health Care	11.63
Industrials	10.96
Information Technology	10.48
Consumer Staples	6.26
Materials	5.24
Energy	3.54
Telecommunication Services	3.22

95.35%

Motley Fool Great America Fund	25

About Your Expenses

As a shareholder of the Great America Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

    Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/14	Ending Account Value 4/30/15	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares

Actual	$1,000	$1,056.52	1.15%	$5.86

Hypothetical	$1,000	$1,019.09	1.15%	$5.76

Institutional Shares

Actual	$1,000	$1,057.30	0.95%	$4.85

Hypothetical	$1,000	$1,020.08	0.95%	$4.76
(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1,2014 to April 30,2015,multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

26	Motley Fool Great America Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Great America Fund

Schedule of Investments

April 30, 2015

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 95.35%
Air Freight & Logistics — 4.21%
CH Robinson Worldwide, Inc. (United States)	46,000	$2,961,940
XPO Logistics, Inc. (United States)*	167,095	8,104,108

		11,066,048

Auto Components — 2.61%
Drew Industries, Inc. (United States)	121,265	6,872,088

Automobiles — 2.55%
Thor Industries, Inc. (United States)	111,418	6,704,021

Banks — 6.10%
Access National Corp. (United States)	65,529	1,238,498
Carter Bank & Trust (United States)	486,874	6,085,925
Cascade Bancorp. (United States)*	525,790	2,534,308
Monarch Financial Holdings, Inc. (United States)	272,900	3,343,025
Suffolk Bancorp. (United States)	118,646	2,842,758

		16,044,514

Beverages — 2.03%
Crimson Wine Group Ltd. (United States)*	574,547	5,343,287

Biotechnology — 2.02%
Genomic Health, Inc. (United States)*	101,935	2,759,380
Myriad Genetics, Inc. (United States)*	77,000	2,543,310

		5,302,690

Building Products — 2.23%
American Woodmark Corp. (United States)*	115,636	5,862,745

Capital Markets — 3.54%
Diamond Hill Investment Group, Inc. (United States)	29,023	5,287,991
Oaktree Capital Group LLC (United States)	75,000	4,011,000

		9,298,991

Chemicals — 1.13%
Innophos Holdings, Inc. (United States)	56,437	2,982,131

Commercial Services & Supplies — 1.20%
KAR Auction Services, Inc. (United States)	85,000	3,162,850

Communications Equipment — 2.71%
Infinera Corp. (United States)*	379,500	7,134,600

See Notes to Financial Statements.

Motley Fool Great America Fund	27

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Diversified Financial Services — 1.62%
Berkshire Hathaway, Inc. (United States)*	20	$4,268,000

Diversified Telecommunication Services — 1.11%
Level 3 Communications, Inc. (United States)*	52,418	2,932,263

Electronic Equipment, Instruments & Components — 1.65%
IPG Photonics Corp. (United States)*	49,000	4,340,420

Energy Equipment & Services — 2.79%
CARBO Ceramics, Inc. (United States)	16,517	730,547
Geospace Technologies Corp. (United States)*	3,540	76,464
National Oilwell Varco, Inc. (United States)	120,000	6,529,200

		7,336,211

Food & Staples Retailing — 4.23%
Costco Wholesale Corp. (United States)	26,000	3,719,300
Whole Foods Market, Inc. (United States)	154,950	7,400,412

		11,119,712

Health Care Equipment & Supplies — 5.65%
Cooper Companies, Inc. (The) (United States)	20,000	3,561,400
Natus Medical, Inc. (United States)*	179,841	6,781,804
Varian Medical Systems, Inc. (United States)*	51,000	4,531,350

		14,874,554

Health Care Providers & Services — 3.96%
Aceto Corp. (United States)	195,000	3,779,100
Anthem, Inc. (United States)	31,000	4,678,830
Catamaran Corp. (United States)*	33,000	1,958,550

		10,416,480

Hotels, Restaurants & Leisure — 5.28%
Chipotle Mexican Grill, Inc. (United States)*	4,800	2,982,432
Red Robin Gourmet Burgers, Inc. (United States)*	20,000	1,501,800
Texas Roadhouse, Inc. (United States)	214,000	7,190,400
Wynn Resorts Ltd. (United States)	20,000	2,221,400

		13,896,032

Household Durables — 1.09%
TRI Pointe Homes, Inc. (United States)*	200,000	2,856,000

Insurance — 5.84%
American National Insurance Co. (United States)	21,181	2,119,371
HCC Insurance Holdings, Inc. (United States)	47,000	2,677,120
Loews Corp. (United States)	102,500	4,268,100

See Notes to Financial Statements.

28	Motley Fool Great America Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Insurance (continued)
Markel Corp. (United States)*	8,500	$6,295,440

		15,360,031

Internet & Catalog Retail — 1.95%
Liberty Interactive Corp. (United States)*	89,000	2,559,640
TripAdvisor, Inc. (United States)*	31,945	2,571,253

		5,130,893

Internet Software & Services — 2.60%
Google, Inc. Class A (United States)*	3,100	1,701,187
Google, Inc. Class C (United States)*	3,109	1,670,327
Xoom Corp. (United States)*	196,315	3,468,886

		6,840,400

Leisure Products — 0.99%
Polaris Industries, Inc. (United States)	19,000	2,602,240

Machinery — 1.93%
TriMas Corp. (United States)*	179,794	5,064,797

Metals & Mining — 1.71%
Horsehead Holding Corp. (United States)*	301,401	4,505,945

Oil, Gas & Consumable Fuels — 0.75%
Denbury Resources, Inc. (United States)	225,100	1,983,131

Paper & Forest Products — 2.39%
KapStone Paper and Packaging Corp. (United States)	225,000	6,288,750

Real Estate Investment Trusts — 2.94%
American Tower Corp. (United States)	36,700	3,469,251
Annaly Capital Management, Inc. (United States)	200,000	2,014,000
Gaming and Leisure Properties, Inc. (United States)	62,869	2,244,423

		7,727,674

Road & Rail — 1.40%
CSX Corp. (United States)	102,000	3,681,180

Semiconductors & Semiconductor Equipment — 1.93%
Intel Corp. (United States)	156,000	5,077,800

Specialty Retail — 6.85%
Autozone, Inc. (United States)*	7,300	4,910,418
Cabela’s, Inc. (United States)*	19,000	1,002,060
Tractor Supply Co. (United States)	86,000	7,401,160
Williams-Sonoma, Inc. (United States)	63,800	4,691,214

		18,004,852

See Notes to Financial Statements.

Motley Fool Great America Fund	29

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Technology Hardware, Storage & Peripherals — 1.58%
Apple, Inc. (United States)	33,300	$4,167,495

Textiles, Apparel & Luxury Goods — 1.89%
Under Armour, Inc. (United States)*	64,000	4,963,200

Thrifts & Mortgage Finance — 0.79%
New Hampshire Thrift Bancshares, Inc. (United States)	133,207	2,071,369

Wireless Telecommunication Services — 2.10%
SBA Communications Corp. (United States)*	47,800	5,536,196

Total Equity Securities (Cost $ 181,891,192)		250,819,590

Other Investments — 5.27%
Temporary Cash Investment — 5.27%
BNY Mellon Cash Reserve	13,856,676	13,856,676

Total Other Investments (Cost $ 13,856,676)		13,856,676

Total Investment Portfolio (Cost $ 195,747,868) — 100.62%		$264,676,266
Liabilities in Excess of Other Assets — (0.62)%		(1,636,163)

NET ASSETS — 100.00%
(Applicable to 13,419,077 shares outstanding)		$263,040,103

*	Non-income producing security.

See Notes to Financial Statements.

30	Motley Fool Great America Fund

Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $195,747,868)	$264,676,266
Receivables:
Dividends	44,211
Shares of beneficial interest sold	299,606
Prepaid expenses and other assets	34,913

Total Assets	265,054,996

Liabilities
Payables:
Investment securities purchased	1,099,749
Shares of beneficial interest redeemed	324,595
Accrued expenses:
Audit fees	29,320
Accounting and administration fees	80,238
Advisory fees	354,857
Custodian fees	8,451
Legal fees	10,609
Transfer agent fees	62,637
Trustee fees	181
Other expenses	44,256

Total Liabilities	2,014,893

Net Assets	$263,040,103

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	31

Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$194,782,871
Accumulated Net Investment Income	354,711
Accumulated Net Realized Loss on Investments	(1,025,877)
Net Unrealized Appreciation/(Depreciation) on Investments	68,928,398

Net Assets	$263,040,103

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$256,656,042
Shares outstanding	13,093,697

Net asset value, offering, and redemption price per share*	$19.60

Institutional Shares:
Net assets applicable to capital shares outstanding	$6,384,061
Shares outstanding	325,380

Net asset value, offering, and redemption price per share*	$19.62

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

32	Motley Fool Great America Fund

Statement of Operations

Six Months Ended April 30, 2015 (Unaudited)

Investment Income
Dividends	$1,892,279
Interest	446

Total Investment Income	1,892,725

Expenses
Accounting and administration fees	129,367
Blue sky fees	16,413
Shareholder account-related services - Investor Class	109,037
Chief Compliance Officer fees	12,596
Custodian fees	13,765
Investment advisory fees	1,062,681
Professional fees	24,118
Shareholder reporting fees	12,315
Transfer agent fees - Investor Class	85,527
Transfer agent fees - Institutional Class	21,099
Trustee fees	17,057
Other expenses	13,211

Total expenses	1,517,186

Expenses waived/reimbursed net of amount recaptured - Investor Class	(45,408)
Expenses waived/reimbursed net of amount recaptured - Institutional Class	(38,686)

Net expenses	1,433,092

Net Investment Income	459,633

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investment securities	497,081

Net realized gain on investments	497,081

Change in net unrealized appreciation/(depreciation) on:
Investment securities	12,467,658

Change in net unrealized appreciation/(depreciation) on investments	12,467,658

Net realized and unrealized gain	12,964,739

Net Increase in Net Assets Resulting from Operations	$13,424,372

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	33

Statements of Changes in Net Assets

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations:
Net Investment Income	$459,633	$760,804
Net Realized Gain (Loss) on Investments	497,081	(1,522,958)
Change in Net Unrealized Appreciation/(Depreciation) on Investments	12,467,658	18,819,748

Net increase in net assets resulting from operations	13,424,372	18,057,594

Dividends to Shareholders:
Dividends from net investment income
Investor Class	(510,795)	(343,369)
Institutional Class	(11,463)	—
Distributions from net realized capital gains
Investor Class	—	(2,219,282)
Institutional Class	—	—

Total dividends and distributions	(522,258)	(2,562,651)

Capital Share Transactions:
Proceeds from shares sold
Investor Class (1,746,385 and 5,333,960 shares, respectively)	33,854,705	94,009,785
Institutional Class (180,092 and 150,339 shares, respectively)	3,497,832	2,692,477
Reinvestment of dividends
Investor Class (25,996 and 143,207 shares, respectively)	501,729	2,516,151
Institutional Class (593 and 0 shares, respectively)	11,463	—
Value of shares redeemed
Investor Class (1,136,226 and 2,431,979 shares, respectively)	(22,042,096)	(42,727,522)
Institutional Class (5,644 and 0 shares, respectively)	(111,349)	—
Redemption and small-balance account fees
Investor Class	28,241	75,152
Institutional Class	—	—

Net increase from capital share transactions	15,740,525	56,566,043

Total increase in net assets	28,642,639	72,060,986

Net Assets:
Beginning of Period	234,397,464	162,336,478

End of Period*	$263,040,103	$234,397,464

* Including accumulated net investment income	$354,711	$417,336

The accompanying notes are an integral part of these financial statements.

34	Motley Fool Great America Fund

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2015	Years Ended October 31,			Period Ended October 31,
Investor Class	(Unaudited)(1)	2014	2013	2012	2011(2)(3)

Net Asset Value, Beginning of Period	$ 18.59	$17.25	$12.58	$11.04	$10.00

Income From Investment Operations
Net Investment Income/(Loss)(4)	0.03	0.07	—*	(0.06)	(0.05)
Net Gains on Securities (Realized and Unrealized)	1.02	1.51	4.69	1.60	1.09

Total From Investment Operations	1.05	1.58	4.69	1.54	1.04

Less Distributions
Net Investment Income	(0.04)	(0.03)	(0.03)	—*	(0.01)
Net Realized Capital Gains	—	(0.22)	—	—	—

Total Distributions	(0.04)	(0.25)	(0.03)	—*	(0.01)

Redemption and Small-Balance Account Fees	—*	0.01	0.01	—*	0.01

Net Asset Value, End of Period	$ 19.60	$18.59	$17.25	$12.58	$11.04

Total Return(5)(6)	5.65%	9.35%	37.44%	13.96%	10.54%
Net Assets, End of Period (thousands)	$256,656	$231,600	$162,336	$67,337	$55,691
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.15%	1.27%	1.38%	1.37%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.19%	1.30%	1.54%	1.74%	2.16%
Ratio of Net Investment Income to Average Net Assets	0.36%	0.38%	0.03%	(0.51%)	(0.48%)
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.33%	0.36%	(0.13%)	(0.88%)	(1.29%)
Portfolio Turnover	13%	18%	24%	30%	18%

*	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	35

Financial Highlights

(1)	For the six months ended April 30, 2015, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(3)	Inception date of the Great America Fund was November 1, 2010. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Per share data calculated using average shares outstanding method.
(5)	During the years ended October 31, 2014, October 31, 2013 and the period ended October 31, 2011, 0.06%, 0.08% and 0.10%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 9.29%, 37.36% and 10.44%, respectively. For the six months ended April 30, 2015 and the year ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(6)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

36	Motley Fool Great America Fund

Financial Highlights

	Six Months Ended April 30, 2015	Period Ended October 31,
Institutional Class	(Unaudited)(1)	2014(2)(3)

Net Asset Value, Beginning of Period	$ 18.61	$17.94

Income From Investment Operations
Net Investment Income(4)	0.06	0.02
Net Gains on Securities (Realized and Unrealized)	1.01	0.65

Total From Investment Operations	1.07	0.67

Less Distributions
Net Investment Income	(0.06)	—
Net Realized Capital Gains	—	—

Total Distributions	(0.06)	—

Redemption and Small-Balance Account Fees	—	—

Net Asset Value, End of Period	$ 19.62	$18.61

Total Return(5)	5.73%	3.73%
Net Assets, End of Period (thousands)	$ 6,384	$2,798
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.64%	4.93%
Ratio of Net Investment Income to Average Net Assets	0.57%	0.27%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(1.12%)	(3.71%)
Portfolio Turnover	13%	18%
(1)	For the six months ended April 30, 2015, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	37

Motley Fool Epic Voyage Fund Portfolio Characteristics (Unaudited)

At April 30, 2015, the Motley Fool Epic Voyage Fund Investor Class shares had an unaudited net asset value of $11.88 per share attributed to 3,204,197 shares outstanding and the Institutional Class shares had an unaudited net asset value of $11.89 per share attributed to 154,450 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 for the Investor Class shares of $10.00 per share attributed to 106,350 shares outstanding and as of June 17, 2014 for the Institutional Class of $13.06 per share attributed to 1 share outstanding. From the Investor Class shares launch on November 1, 2011 to April 30, 2015, the Class had an average annual total return of 6.24% versus a return of 10.44% over the same period for its benchmark, the Russell Global ex-U.S. Index. From June 17, 2014 to April 30, 2015, the Institutional Class shares returned -7.48%, versus a return of 0.27% over the same period for the Russell Global ex-U.S. Index The graph below shows the performance of $10,000 invested in the Investor Class at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 4/30/2015

	Fund*		Benchmark**

	Investor Class	Institutional Class

One Year	-5.10%	—	3.28%

Since Inception	6.24%	-7.48%	10.44%

Inception Date	11/01/2011	6/17/2014

Total Annual Fund Operating Expenses Before Expense Limitation (February 28, 2015 Prospectus)	1.84%	6.17%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Global ex-U.S. Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell Global ex-U.S. Index is constructed to provide a comprehensive and unbiased barometer for the global segment and is completely reconstituted annually to accurately reflect the changes in the market over time, and it is widely recognized by investors in international markets as a benchmark for portfolios of foreign securities. However, the Epic Voyage Fund may invest in countries that are not included within the Russell Global ex-U.S. Index, and its investment portfolio is not weighted in terms of countries or issuers in correlation with the Russell Global ex-U.S. Index. For this reason, the Epic Voyage Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Global ex-U.S. Index. In addition, the performance of the Russell Global ex-U.S. Index may not correlate with the performance of U.S. markets. Under normal circumstances, the Epic Voyage Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market. Although current

38	Motley Fool Epic Voyage Fund

income in not an objective of the Epic Voyage Fund, the Adviser considers current income in assessing the intrinsic value of securities being considered for purchase by the Epic Voyage Fund. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Investor Class.

The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of foreign companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Epic Voyage Fund is free to invest in companies of any size around the world, investments in the securities of foreign companies, including depositary receipts, companies with smaller market capitalizations (less than $2 billion), and companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Epic Voyage Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style box, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings, sector allocation, and top eleven countries in which the Fund was invested as of April 30, 2015. Portfolio holdings are subject to change without notice.

    Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Motley Fool Epic Voyage Fund	39

Top Eleven Holdings*	% of Net Assets

Banco Latinoamericano de Comercio Exterior SA	4.87%
zooplus AG	3.97
Almarai Co.	3.93
HDFC Bank Ltd.	3.92
BrainJuicer Group PLC	3.65
Baidu, Inc.	3.31
Taiwan Semiconductor Manufacturing Co., Ltd.	3.09
PT Mitra Adiperkasa Tbk	3.05
PT Nippon Indosari Corpindo Tbk	2.86
International Container Terminal Services, Inc.	2.47
Credicorp Ltd.	2.45

37.57%

*	As of the date of the report, the fund had a holding of 2.14% in the BNY Mellon Cash Reserve.

The Motley Fool Epic Voyage Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	26.39%
Consumer Discretionary	25.34
Consumer Staples	16.19
Information Technology	10.43
Health Care	6.84
Materials	5.71
Industrials	3.34
Energy	2.34

96.58%

40	Motley Fool Epic Voyage Fund

Top Eleven Countries	% of Net Assets

United Kingdom	6.67%
Brazil	6.21
Indonesia	5.91
India	5.84
Saudi Arabia	5.74
South Korea	5.31
Panama	4.87
Peru	4.34
Germany	3.97
Switzerland	3.69
Japan	3.49

56.04%

Motley Fool Epic Voyage Fund	41

About Your Expenses

As a shareholder of the Epic Voyage Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

    Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/14	Ending Account Value 4/30/15	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Class

Actual	$1,000	$ 957.27	1.10%	$5.34

Hypothetical	$1,000	$1,019.34	1.10%	$5.51

Institutional Class

Actual	$1,000	$ 957.44	0.89%	$4.32

Hypothetical	$1,000	$1,020.38	0.89%	$4.46

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1,2014 to April 30, 2015, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

42	Motley Fool Epic Voyage Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Epic Voyage Fund

Schedule of Investments

April 30, 2015

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 89.52%
Banks — 18.13%
Banco Latinoamericano de Comercio Exterior SA (Panama)	61,100	$1,941,147
Bangkok Bank PCL (Thailand)(a)	70,000	391,812
Bank of Georgia Holdings PLC (Georgia)	24,500	672,844
Credicorp Ltd. (Peru)	6,400	976,320
Gronlandsbanken AB (Denmark)	9,287	868,734
HDFC Bank Ltd. (India)(b)	27,500	1,563,100
Sberbank Rossii OAO (Russia)*	550,000	819,119

		7,233,076

Beverages — 3.04%
Coca-Cola Icecek AS (Turkey)	27,000	457,358
Corp Lindley SA (Peru)*	948,214	757,118

		1,214,476

Capital Markets — 1.53%
Tarpon Investimentos SA (Brazil)	200,000	610,697

Chemicals — 2.20%
Tessenderlo Chemie NV (Belgium)*	26,666	877,688

Commercial Services & Supplies — 0.87%
Depa Ltd. (United Arab Emirates)*	691,600	345,800

Consumer Finance — 1.92%
Gentera SAB de CV (Mexico)*	448,353	767,420

Containers & Packaging — 2.20%
Crown Seal PCL (Thailand)(a)	539,900	876,222

Electronic Equipment, Instruments & Components — 0.84%
Samsung SDI Co., Ltd. (South Korea)	3,000	333,995

Food Products — 6.22%
BRF - Brasil Foods SA (Brazil)(b)	20,000	429,400
Flour Mills of Nigeria PLC (Nigeria)	2,104,000	377,874
Nestle SA (Switzerland)	6,885	534,167
PT Nippon Indosari Corpindo Tbk (Indonesia)	13,022,700	1,140,062

		2,481,503

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	43

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Health Care Equipment & Supplies — 1.36%
Medtronic PLC (Ireland)	7,292	$542,889

Health Care Providers & Services — 3.55%
NMC Health PLC (United Arab Emirates)	50,000	584,831
Odontoprev SA (Brazil)	237,000	831,441

		1,416,272

Hotels, Restaurants & Leisure — 1.17%
Wynn Macau Ltd. (Macau)	230,000	465,557

Internet & Catalog Retail — 6.07%
CJ O Shopping Co., Ltd. (South Korea)	3,752	839,333
zooplus AG (Germany)*	14,500	1,582,540

		2,421,873

Internet Software & Services — 3.31%
Baidu, Inc. (China)*(b)	6,600	1,321,848

Leisure Products — 2.17%
Shimano, Inc. (Japan)	6,050	866,669

Media — 5.17%
BrainJuicer Group PLC (United Kingdom)	231,336	1,455,300
Multiplus SA (Brazil)	55,000	606,050

		2,061,350

Multiline Retail — 3.05%
PT Mitra Adiperkasa Tbk (Indonesia)	2,842,000	1,218,181

Oil, Gas & Consumable Fuels — 2.34%
Statoil ASA (Norway)(b)	44,000	934,120

Personal Products — 1.32%
Kobayashi Pharmaceutical Co., Ltd. (Japan)	7,500	525,517

Pharmaceuticals — 1.93%
Dr. Reddy’s Laboratories Ltd. (India)(b)	14,779	768,212

Real Estate Investment Trusts — 1.31%
Lippo Malls Indonesia Retail Trust (Singapore)	1,925,000	523,730

Real Estate Management & Development — 1.68%
Henderson Land Development Co., Ltd. (Hong Kong)	83,402	668,643

Semiconductors & Semiconductor Equipment — 3.09%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(b)	50,500	1,234,220

See Notes to Financial Statements.

44	Motley Fool Epic Voyage Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Software — 3.19%
DuzonBizon Co., Ltd. (South Korea)	84,900	$944,246
Monitise PLC (United Kingdom)*	1,550,000	327,145

		1,271,391

Specialty Retail — 2.20%
Halfords Group PLC (United Kingdom)	125,832	876,334

Textiles, Apparel & Luxury Goods — 5.51%
Brunello Cucinelli SpA (Italy)	47,000	871,827
Swatch Group SA (Switzerland)	2,100	938,816
Tod’s S.p.A. (Italy)	4,200	385,349

		2,195,992

Tobacco — 1.68%
Philip Morris CR AS (Czech Republic)	1,577	672,137

Transportation Infrastructure — 2.47%
International Container Terminal Services, Inc. (Philippines)	400,000	986,623

Total Equity Securities (Cost $ 34,447,735)		35,712,435

Participatory Notes — 7.06%
Banks — 1.81%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(c)	43,333	723,790

Food Products — 3.93%
Almarai Co. (Saudi Arabia)(c)	65,086	1,566,298

Metals & Mining — 1.32%
Aluminum Bahrain BSC (Bahrain)(c)	396,998	524,347

Total Participatory Notes (Cost $ 2,061,361)		2,814,435

Other Investments — 2.14%
Temporary Cash Investment — 2.14%
BNY Mellon Cash Reserve	853,480	853,480

Total Other Investments (Cost $ 853,480)		853,480

Total Investment Portfolio (Cost $ 37,362,576) — 98.72%		39,380,350
Assets in Excess of Other Liabilities — 1.28%		511,041

NET ASSETS — 100.00%
(Applicable to 3,358,647 shares outstanding)		$39,891,391

*	Non-income producing security.

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	45

(a)	NVDR — Non-Voting Depository Receipts
(b)	ADR — American Depositary Receipts
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $2,814,435 and represents 7.06% of net assets as of April 30, 2015.

PCL — Public Company Limited

PLC — Public Limited Company

See Notes to Financial Statements.

46	Motley Fool Epic Voyage Fund

Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $37,362,576)	$39,380,350
Foreign currency, at value (at cost, $511,809)	525,608
Receivables:
Dividends and tax reclaims	177,798
Shares of beneficial interest sold	11,293
Reimbursement due from adviser	21,781
Prepaid expenses and other assets	23,653

Total Assets	40,140,483

Liabilities
Payables:
Shares of beneficial interest redeemed	72,199
Dividend withholding tax	14,352
Accrued expenses:
Audit fees	29,320
Accounting and administration fees	42,678
Custodian fees	22,261
Legal fees	10,608
Transfer agent fees	35,033
Trustee fees	181
Other expenses	22,460

Total Liabilities	249,092

Net Assets	$39,891,391

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	47

Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$37,186,767
Undistributed Net Investment Income	75,470
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	595,758
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	2,033,396

Net Assets	$39,891,391

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$38,054,945
Shares outstanding	3,204,197

Net asset value, offering, and redemption price per share*	$11.88

Institutional Shares:
Net assets applicable to capital shares outstanding	$1,836,446
Shares outstanding	154,450

Net asset value, offering, and redemption price per share*	$11.89

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

48	Motley Fool Epic Voyage Fund

Statement of Operations

Six-Months Ended April 30, 2015 (Unaudited)

Investment Income
Dividends	$511,546
Interest	6
Less foreign taxes withheld	(64,860)

Total Investment Income	446,692

Expenses
Accounting and administration fees	57,072
Blue sky fees	12,121
Shareholder account-related services - Investor Class	31,603
Chief Compliance Officer fees	12,596
Custodian fees	25,965
Investment advisory fees	177,735
Professional fees	24,118
Shareholder reporting fees	4,548
Transfer agent fees - Investor Class	38,531
Transfer agent fees - Institutional Class	21,079
Trustee fees	17,057
Other expenses	17,211

Total expenses	439,636

Expenses waived/reimbursed net of amount recaptured - Investor Class	(164,445)
Expenses waived/reimbursed net of amount recaptured - Institutional Class	(41,579)

Net expenses	233,612

Net Investment Income	213,080

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	1,130,435
Foreign currency transactions	(35,121)

Net realized gain on investments and foreign currency transactions	1,095,314

Change in net unrealized appreciation/(depreciation) on:
Investment securities	(3,497,823)
Foreign currency translations	37,244

Change in net unrealized appreciation/(depreciation) on investments	(3,460,579)

Net realized and unrealized loss	(2,365,265)

Net (Decrease) in Net Assets Resulting from Operations	$(2,152,185)

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	49

Statement of Changes in Net Assets

	Six-Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations:
Net Investment Income	$213,080	$605,431
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	1,095,314	(477,486)
Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Translation	(3,460,579)	42,595

Net increase (decrease) in net assets resulting from operations	(2,152,185)	170,540

Dividends to Shareholders:
Dividends from net investment income
Investor Class	(677,455)	(277,384)
Institutional Class	(24,330)	—
Distributions from net realized capital gains
Investor Class	—	(74,381)
Institutional Class	—	—

Total dividends and distributions	(701,785)	(351,765)

Capital Share Transactions:
Proceeds from shares sold
Investor Class (290,842 and 1,729,104 shares, respectively)	3,449,751	21,708,784
Institutional Class (25,554 and 128,420 shares, respectively)	298,850	1,685,188
Reinvestment of dividends
Investor Class (57,128 and 28,483 shares, respectively)	670,684	347,491
Institutional Class (2,071 and 0 shares, respectively)	24,330	—
Value of shares redeemed
Investor Class (916,986 and 1,152,972 shares, respectively)	(10,871,712)	(14,518,597)
Institutional Class (1,186 and 409 shares, respectively)	(14,288)	(5,061)
Redemption fees and small-balance account fees
Investor Class	6,560	25,808
Institutional Class	—	—

Net increase (decrease) from capital share transactions	(6,435,825)	9,243,613

Total increase (decrease) in net assets	(9,289,795)	9,062,388

Net Assets:
Beginning of Period	49,181,186	40,118,798

End of Period*	$39,891,391	$49,181,186

* Including undistributed net investment income	$75,470	$564,175

The accompanying notes are an integral part of these financial statements.

50	Motley Fool Epic Voyage Fund

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2015	Years Ended October 31,		Period Ended October 31,
Investor Class	(Unaudited)(1)	2014	2013	2012(2)(3)

Net Asset Value, Beginning of Period	$ 12.61	$12.66	$10.94	$10.00

Income From Investment Operations
Net Investment Income(4)	0.06	0.16	0.13	0.18
Net Gains on Securities (Realized and Unrealized)	(0.61)	(0.12)	1.73	0.77

Total From Investment Operations	(0.55)	0.04	1.86	0.95

Less Distributions
Net Investment Income	(0.19)	(0.08)	(0.15)	(0.01)
Net Realized Capital Gains	—	(0.02)	—	—

Total Distributions	(0.19)	(0.10)	(0.15)	(0.01)

Redemption and Small-Balance Account Fees	0.01	0.01	0.01	— *

Net Asset Value, End of Period	$ 11.88	$12.61	$12.66	$10.94

Total Return(5)(6)	(4.27%)	0.47%	17.32%	9.52%
Net Assets, End of Period (thousands)	$38,055	$47,566	$40,119	$19,272

Ratios/ Supplemental Data

Ratio of Expenses to Average Net Assets	1.10%	1.24%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.90%	1.88%	2.60%	4.13%
Ratio of Net Investment Income to Average Net Assets	0.98%	1.29%	1.15%	1.75%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.18%	0.66%	(0.10%)	(1.03%)
Portfolio Turnover	7%	25%	26%	17%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2015, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Inception date of the Epic Voyage Fund was November 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)	During the six months ended April 30, 2015 and the years ended October 31, 2014 and October 31, 2013, 0.08%, 0.08% and 0.09%, respectively of the Funds total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been (4.35)%, 0.39% and 17.23%, respectively. For the period ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	51

Financial Highlights

(6)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

	Six Months Ended April 30, 2015	Period Ended October 31,
Institutional Class	(Unaudited)(1)	2014(2)(3)

Net Asset Value, Beginning of Period	$12.62	$13.06

Income From Investment Operations
Net Investment Income(4)	0.08	0.04
Net Gains on Securities (Realized and Unrealized)	(0.62)	(0.48)

Total From Investment Operations	(0.54)	(0.44)

Less Distributions
Net Investment Income	(0.19)	—
Net Realized Capital Gains	—	—

Total Distributions	(0.19)	—

Redemption and Small-Balance Account Fees	—	—

Net Asset Value, End of Period	$11.89	$12.62

Total Return(5)	(4.26%)	(3.37%)
Net Assets, End of Period (thousands)	$1,836	$1,615

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	0.89%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	5.89%	6.35%
Ratio of Net Investment Income to Average Net Assets	1.38%	0.78%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(3.61%)	(4.62%)
Portfolio Turnover	7%	25%
(1)	For the six months ended April 30, 2015, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

52	Motley Fool Epic Voyage Fund

Notes to Financial Statements (Unaudited)

1. Organization:

Motley Fool Independence Fund (“Independence Fund”), Motley Fool Great America Fund (“Great America Fund”), and Motley Fool Epic Voyage Fund (“Epic Voyage Fund”) (each a “Fund” and together the “Funds”) are diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of each Fund is to achieve long-term capital appreciation. The Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Great America Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries. The Epic Voyage Fund pursues its objective by investing primarily in common stocks of foreign companies.

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties for the Trust by the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, the Trust believes the risk of loss to be remote.

2. Significant Accounting Policies:

Basis of Preparation

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for U.S. mutual funds.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Valuation

Securities held by the Trust are generally valued at fair value as of the close of regular trading on each business day (generally 4 pm Eastern time) that the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day,

The Motley Fool Funds Trust	53

then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available or whose values have been affected by events occurring before the Funds’ pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees (the “Board”). Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value (the “NAV”) may differ from quoted or published prices for the same securities.

    You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai).That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The values of securities held by the Funds and other assets used in computing NAV are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Trust has retained a third-party fair-value pricing service to quantitatively analyze the price movement of the Funds’ holdings on foreign exchanges and to automatically determine fair value if the variation from the prior day’s closing price exceeds specified parameters. As of April 30, 2015, such price movements for certain securities had

54	The Motley Fool Funds Trust

exceeded specified parameters and the third-party fair-value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed domestic and foreign equity securities.

Level 2 — observable inputs other than Level 1 (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include investment grade corporate bonds and less liquid listed domestic and foreign equity securities.

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.

The Motley Fool Funds Trust	55

The Independence Fund and Epic Voyage Fund had significant transfers between Level 1 and Level 2 of $4,610,604 and $1,336,214 respectively, during the six months ended April 30, 2015.

The Independence Fund and Epic Voyage Fund had significant transfers between Level 2 and Level 1 of $4,247,654 and $3,955,325 respectively, during the six months ended April 30, 2015.

The Great America Fund did not have any transfers between Level 1 and Level 2 during the six months ended April 30, 2015.

The following is a summary of the inputs used in valuing the assets and liabilities carried at fair value as of April 30, 2015:

Independence Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$226,088,155
Foreign Common Stocks
Banks	30,677,456
Commercial Services & Supplies	2,907,695
Consumer Finance	6,589,819
Electric Utilities	4,047,139
Food Products	4,802,925
Health Care Equipment & Supplies	4,412,800
Health Care Providers & Services	2,461,929
Internet Software & Services	10,314,420
Media	7,473,515
Metals & Mining	2,916,274
Oil, Gas & Consumable Fuels	3,918,287
Pharmaceuticals	5,727,000
Semiconductors & Semiconductor Equipment	7,087,600
Temporary Cash Investment	7,095,807
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks
Banks	22,043,918
Beverages	1,727,797
Food Products	9,263,352
Hotels, Restaurants & Leisure	3,441,073
Internet & Catalog Retail	16,208,825

56	The Motley Fool Funds Trust

Independence Fund

Valuation Inputs	Value

Multiline Retail	5,272,638
Oil, Gas & Consumable Fuels	1,555,949
Real Estate Management & Development	6,501,175
Software	5,707,518
Textiles, Apparel & Luxury Goods	12,124,018
Transportation Infrastructure	1,849,918
Participatory Notes	15,210,220
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$427,427,222

Great America Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$250,819,590
Temporary Cash Investment	13,856,676
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$264,676,266

Epic Voyage Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
Foreign Common Stocks
Banks	$5,349,301
Beverages	757,118
Capital Markets	610,697
Commercial Services & Supplies	345,800
Consumer Finance	767,419
Containers & Packaging	876,222
Food Products	807,274
Health Care Equipment & Supplies	542,889

The Motley Fool Funds Trust	57

Epic Voyage Fund

Valuation Inputs	Value

Healthcare Provider & Services	1,416,272
Internet Software & Services	1,321,848
Media	2,061,350
Oil, Gas & Consumable Fuels	934,120
Pharmaceuticals	768,212
Real Estate Investment Trusts	523,730
Semiconductors & Semiconductor Equipment	1,234,220
Software	327,145
Textiles, Apparel & Luxury Goods	871,827
Tobacco	672,137
Temporary Cash Investment	853,480
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks
Banks	1,883,775
Beverages	457,358
Chemicals	877,688
Electronic Equipment, Instruments & Components	333,995
Food Products	1,674,229
Hotels, Restaurants & Leisure	465,557
Internet & Catalog Retail	2,421,873
Leisure Products	866,669
Multiline Retail	1,218,181
Personal Products	525,517
Real Estate Management & Development	668,643
Software	944,246
Specialty Retail	876,334
Textiles, Apparel & Luxury Goods	1,324,166
Transportation Infrastructure	986,623
Participatory Notes	2,814,435
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$39,380,350

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

58	The Motley Fool Funds Trust

Dividends and Distributions

When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to a Fund are directly charged to that Fund. Common expenses of the Trust are allocated using methods approved by the Board.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

The Motley Fool Funds Trust	59

When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Fund’s primary focus is the common stock companies that the Adviser believes are both promising and undervalued.

Foreign Securities

The Independence Fund and Epic Voyage Fund invest, and the Great America Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the

60	The Motley Fool Funds Trust

Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Fixed-Income Securities

A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

Participatory Notes

A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where

The Motley Fool Funds Trust	61

direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements

62	The Motley Fool Funds Trust

under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the six months ended April 30, 2015, the Independence, Great America, and Epic Voyage Funds invested in REITs.

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to

The Motley Fool Funds Trust	63

certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase Agreements involve certain risks not associated with direct investments in debt securities.

Securities Lending

Each Fund may lend its portfolio securities pursuant to a securities lending agreement with the Bank of New York Mellon. The Funds’ may lend its securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Funds’ total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Funds may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The Funds did not lend any portfolio securities during the six months ended April 30, 2015.

4. Fees and Transactions with Related Parties:

Fund Expenses

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid.

Investment Adviser

Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

Effective June 17, 2014, under the terms of an amended Advisory Agreement, each Fund pays the Adviser a fee that is computed daily and paid monthly at an annual rate of 0.85% of each Fund’s average daily net assets. Prior to June 17, 2014, the advisory fee paid by each Fund was made up of (i) a base annual fee of 0.95% of a Fund’s average daily net assets and (ii) a performance based fee effective after a Fund completed 12 full calendar months of operations, which, relative to the base annual fee, increases the

64	The Motley Fool Funds Trust

amount payable to the Adviser if a Fund’s performance exceeds its benchmark by certain amounts and decreases the amount payable to the Adviser if a Fund’s performance trails its benchmark over the applicable time period. The advisory fee was simplified by replacing the base fee/performance adjustment structure with a base annual fee. The Adviser will ‘wind down’ the performance fee arrangement by charging, for a period of 18 months from June 17, 2014, the lesser of (i) the amount that would have been paid under the previous advisory fee arrangement and (ii) the amount payable under the current Advisory Agreement. During the six-months ended April 30, 2015, advisory fees just for the Epic Voyage Fund were based on the previous advisory fee agreement, per the “wind down” feature in the current advisory fee agreement which became effective June 17, 2014.

Under the previous advisory fee arrangement, each Fund paid the Adviser a fee computed daily and paid monthly at an annual rate of 0.95% of the Funds’ average daily net assets during the month (the “Basic Fee”). Commencing the first month after each Fund had completed 12 full calendar months of operations, the Basic Fee was subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of each Fund relative to the performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund, measured over a trailing-36-month period ending on the last day of the month for which the fee was to be paid (or, if each Fund did not have 36 full calendar months of operations, the number of months since commencement of each Fund’s operations) (the “Performance Measurement Period”). The fee payable for each month (the “Total Advisory Fee”) was the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment was calculated by subtracting from the cumulative percentage performance of the Funds (essentially, the change in the Funds’ net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index, the Russell Midcap Index, or the Russell Global ex-U.S. Index, respectively). The Monthly Performance Adjustment was based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Funds and the investment performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment was limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment was then determined by dividing the annual percentage rate by 12, and (iii) multiplying the result by the average daily net assets of each Fund during the Performance Measurement

The Motley Fool Funds Trust	65

Period. There was no Monthly Performance Adjustment if the difference between the investment performance of each Fund and the investment performance of its index was three percentage points or less. Because the operation of the Expense Limitation and Reimbursement Agreement that was in effect would have a positive effect upon each Fund’s Investment performance, the agreement may have resulted in an increase in the Monthly Performance Adjustment and the Total Advisory Fee. The Adviser had agreed to waive the amount of the increase in the Monthly Performance Adjustment that exceeded the amount that would have been payable to it in the absence of the Expense Limitation and Reimbursement Agreement to the extent that such increase exceeded the cumulative amount of expenses deferred, absorbed, or reimbursed by the Adviser that it had not previously recovered as a result of higher positive performance-based adjustments in one or more prior months resulting from the Expense Limitation and Reimbursement Agreement.

Effective June 17, 2014, under the terms of an amended Expense Limitation and Reimbursement Agreement entered into by the Adviser and the Funds, the Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of the Investor and Institutional Class of each Fund through the end of February 2016, to the extent necessary to limit the annual operating expenses of the Investor and Institutional Class of each Fund (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any other extraordinary expenses) to an amount not exceeding the rates listed below annually of each Fund’s average daily net assets.

Expense Limits

Independence Fund - Investor Class	1.15%
Independence Fund - Institutional Class	0.95%
Great America Fund - Investor Class	1.15%
Great America Fund - Institutional Class	0.95%
Epic Voyage Fund - Investor Class	1.15%
Epic Voyage Fund - Institutional Class	0.95%

Prior to June 17, 2014, the Adviser had contractually agreed to pay, waive or absorb a portion of the Fund’s operating expenses to the extent necessary to limit the Funds’ annual operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and extraordinary expenses) to an amount not exceeding 0.40% annually of each Fund’s average daily net assets.

The Adviser may recover from the Investor and Institutional Class of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the

66	The Motley Fool Funds Trust

expense limits that are currently in effect, if different. Previously waived fees subject to future recovery by the Adviser are as follows:

Independence Fund

	Recovery Available

Year End	Investor Class	Institutional Class

2015	$142,313	$ —
2016	$ 40,400	$ —
2017	$ 2,154	$31,638
2018	$ 31,218	$36,722

Great America Fund

	Recovery Available

Year End	Investor Class	Institutional Class

2015	$227,414	$ —
2016	$162,758	$ —
2017	$ 50,490	$29,553
2018	$ 45,408	$38,686

Epic Voyage Fund

	Recovery Available

Year End	Investor Class	Institutional Class

2015	$324,259	$ —
2016	$339,127	$ —
2017	$294,155	$32,000
2018	$164,445	$41,579

The Motley Fool Funds Trust	67

Trustees Fees

Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid an annual retainer of $35,000. Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.

Other Service Providers

Administration and Accounting Services

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon. Pursuant to the Administration and Accounting Services Agreement, BNY Mellon provides various administrative and accounting services necessary for the operations of the Trust and the Funds. Services provided by BNY Mellon include facilitating general Fund management; monitoring the Funds’ compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Funds pays the Administrator an annual fee calculated based upon the Funds’ average net assets. The fee is paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as the Funds’ transfer agent and dividend disbursing agent. BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

For the six months ended April 30, 2015, BNY Mellon received $497,489 aggregate fees and expenses for services rendered under the various agreements described above.

Custodian

BNY Mellon serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.

Custodian fees for the Funds are calculated based on the average daily gross assets of the Funds. BNY Mellon also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the six months ended April 30, 2015, BNY Mellon received $63,064 in aggregate fees and expenses for services rendered under the custody agreements described above.

Distribution

Foreside Funds Distributors LLC serves as the principal underwriter of the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory

68	The Motley Fool Funds Trust

underwriter to facilitate the distribution of shares of the Funds. The Funds do not pay any fees to the Distributor in its capacity as Underwriter. The fees are paid by the Adviser.

Shareholder Account-Related Services

The Trust’s board has authorized it to pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own shares of the Trust’s Funds, or to reimburse the Adviser for such expenses it paid on the Trust’s behalf. These financial intermediaries generally have omnibus accounts with the Trust’s Transfer Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Trust. For the six months ended April 30, 2015, Motley Fool Independence Fund paid $126,679 Motley Fool Great America Fund paid $87,429 and Motley Fool Epic Voyage Fund paid $23,118 for such third-party shareholder account-related services.

Redemption Fee

The Funds charge a redemption fee of 2.00% on proceeds from Shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Funds’ prospectus for more information.

Small-Balance Account Fee

The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

5. Control Persons and Principal Holders:

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own beneficially 5% or more of the outstanding shares of the Fund. As of April 30, 2015, the Trust was not aware of any shareholders who beneficially owned 5% or more of each Fund’s outstanding shares.

The Motley Fool Funds Trust	69

6. Investment Transactions:

For the six months ended April 30, 2015, the cost of purchases and proceeds from sales and maturities of investment securities for the Funds were as follows:

Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than Temporary Cash Investments)

Fund	Purchases	Sales and Maturity Proceeds

Independence Fund	$47,716,678	$44,441,436
Great America Fund	41,124,171	31,737,255
Epic Voyage Fund	2,805,561	9,635,744

7. Shares of Beneficial Interest:

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Effective June 17, 2014, the Trust consists of three series, the Independence Fund, the Great America Fund, and the Epic Voyage Fund. All shares of each series represent two classes: Investor Shares and Institutional Shares. Prior to June 17, 2014, the Trust consisted of three series of shares, the Independence Fund, the Great America Fund, and the Epic Voyage Fund, and all shares of each series represented a single class. The Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to these three series) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

8. Federal Income Taxes:

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of any such taxes. For this reason, no provision for excise or income taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for amortization of deferred organization costs, foreign currency transactions, and investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

70	The Motley Fool Funds Trust

Distributions during the years ended October 31, 2014 and October 31, 2013, were characterized as follows for tax purposes:

Independence Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2014	$ 835,870	$3,348,906
2013	1,588,159	—

Great America Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2014	$420,625	$2,142,026
2013	163,061	—

Epic Voyage Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2014	$277,395	$74,370
2013	285,585	—

At October 31, 2014, the components of distributable earnings for the Funds, on a tax basis were as follows:

Independence Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$1,904,215	$6,701,718	$—	$119,280,019

The Motley Fool Funds Trust	71

Great America Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$417,336	$—	$(1,522,958)	$56,460,740

Epic Voyage Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$701,776	$—	$(499,556)	$5,356,374

For federal income tax purposes, the Funds measure capital loss carryovers annually at October 31, its fiscal year end. Capital loss carryovers may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these funds after October 31, 2012 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2014, Great America Fund and Epic Voyage Fund had unexpiring short-term losses of $1,522,958 and $499,556, respectively.

At April 30, 2015, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short, and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Independence Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$307,354,811	$120,072,411	$135,953,238	$(15,880,827)

72	The Motley Fool Funds Trust

Great America Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$195,747,868	$68,928,398	$70,907,865	$(1,979,467)

Epic Voyage Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$37,362,576	$2,017,774	$7,554,088	$(5,536,314)

The differences between book basis and tax basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and cumulative basis adjustments for partnerships and PFICs.

At October 31, 2014, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments due to redesignation of dividends paid, foreign currency transactions, and investments in partnerships and PFICs. The following amounts were reclassified within the capital accounts of the Funds:

Independence Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$(260)	$31,748	$(31,488)

Great America Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$--	$(99)	$99

The Motley Fool Funds Trust	73

Epic Voyage Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$--	$22,059	$(22,059)

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

74	The Motley Fool Funds Trust

Notice to Shareholders (Unaudited)

Information on Proxy Voting

The Trust’s proxy voting guidelines used to determine how to vote proxies relating to portfolio securities and information regarding how the Trust voted proxies relating to portfolio securities of the Funds during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; and (iii) on the Funds website at http://www.FoolFunds.com.

Quarterly Schedule of Investments

The Trust provides a complete list of the Funds holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Portfolio of Investments appears in the semi-annual and annual reports to shareholders. For the first and third quarters, the Trust files the Portfolio of Investments with the SEC on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling(888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds website at http://www.FoolFunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Motley Fool Funds Trust	75

The Motley Fool Funds Trust Privacy Policy

What Does Motley Fool Funds Trust Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share, depends on the product or service you have with us. This information can include:

        •        Social Security number and transaction history

        •        Account balances and checking account information

        •        Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Motley Fool Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does the Motley Fool Funds Trust share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your
account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing:

        •      Visit us online: http://www.FoolFunds.com/marketing/EmailRestriction.aspx

76	The Motley Fool Funds Trust

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.FoolFunds.com

What we do:

How does The Motley Fool Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic, and procedural safeguards, including encryption, authentication, and secured buildings and files.

How does The Motley Fool Funds Trust collect my personal information?

We collect your personal information, for example, when you

        •      open an account or provide account information

        •      make deposits or withdrawals from your account

        •      make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

        •      sharing for affiliates’ everyday business purposes — information about your creditworthiness

        •      deposits or withdrawals from your account

        •      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

The Motley Fool Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

The Motley Fool Funds Trust doesn’t jointly market.

The Motley Fool Funds Trust	77

Directors and Officers

NAME AND AGE (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES
Kathleen A. O’Neil 63	Trustee	Indefinite/Since March 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software, MetLife Bank, N.A., John Carroll University (1999 to 2008)	3	None
Stephen L. Boyd 74	Trustee	Indefinite/Since March 2009	None	3	None
Carl G. Verboncoeur 62	Trustee	Indefinite/Since July 2012	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009)	3	SPDR Series Trust (89)(Trustee); SPDR Index Shares Funds (53)(Trustee); SSgA Active ETF Trust (22)(Trustee); SSgA Master Trust (10)(Trustee)
OFFICERS
Denise Coursey 42	President	One Year/Since June 2015	Chief System Officer and Director of IT Project Management, The Motley Fool, Inc.	N/A	N/A
Greg Haygood 36	Treasurer	One Year/Since March 2015	Accounting Manager & Assistant Controller, Motley Fool Asset Management.	N/A	N/A
Lawrence T. Greenberg 52	Vice President and Secretary	One Year/Since March 2009	SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, 2006-present; George Mason University School of Law, 2014-present. Director, The Motley Fool Australia Pty Ltd. (financial publishing) (2010-present). Director, The Motley Fool Canada, ULC (2012-present). Director, The Motley Fool Singapore PTE LTD (2012-present). Director, The Motley Fool Global, Ltd. (2013). Manager, Motley Fool Wealth Management, LLC (January 2013-present).	N/A	N/A
Salvatore Faia 52	Chief Compliance Officer	One Year/Since March 2009	President, Vigilant Compliance LLC since 2004; and Director of EIP Growth and Income Fund since 2005	N/A	N/A
(1)	Each Trustee can be contacted by writing to The Motley Fool Funds Trust, 2000 Duke Street, Suite 175, Alexandria, VA 22314.
(2)	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected or qualified.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling (888) 863-8803 or visiting www.FoolFunds.com.

78	The Motley Fool Funds Trust

Investment Adviser

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9780

Providence, RI 02940-9780

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road

400 Berwyn Park, Suite 110

Berwyn, PA 19312

Legal Counsel

Morgan, Lewis & Bockius, LLP

2020 K Street NW

Washington, DC 20006-1806

The Motley Fool Funds Trust	79

Left Blank for Foolish Use

(Not a Part of the Semiannual Report)

Left Blank for Foolish Use

(Not a Part of the Semiannual Report)

Left Blank for Foolish Use

(Not a Part of the Semiannual Report)

Motley Fool Funds

Guiding Principles

At Motley Fool Funds, we aim to get right what we believe much of the fund industry gets wrong. Our approach all begins with a shareholder-centric philosophy that we think is unique.
1	2	3
We are — and will remain — significant investors with you in Motley Fool Funds.	We will manage your investment in Motley Fool Funds as if it were our own.	We will keep our financial incentives aligned with those of our shareholders.
4	5	6
We will invest for the long term.We seek to maximize returns while we minimize business, regulatory, financial, and sovereign risks.	We will not impose loads or 12b-1 charges, and we will apply redemption fees only to discourage the short-term trading that can hurt all of a Fund’s investors.

We will recognize

that one of our most

powerful analytical

weapons is the phrase

“I don’t know.” In that

spirit, we will constantly

review our successes

and mistakes and

remain passionate

about learning.

7	8
We will be advocates on your behalf with company managers and boards, in the interest of enhancing the value of your shares.	We will communicate with our shareholders as clearly and candidly as possible.	To stay up-to-date with your Motley Fool Fund, please be sure to join Bill Mann’s Declarations newsletter at: www.FoolFunds.com.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Motley Fool Funds Trust

By (Signature and Title)* /s/ Denise Coursey
Denise Coursey, President
(principal executive officer)

Date	06/29/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Denise Coursey
Denise Coursey, President
(principal executive officer)

Date	06/29/15

By (Signature and Title)* /s/ Gregory N. Haygood
Gregory N. Haygood, Treasurer
(principal financial officer)

Date	06/29/15

*	Print the name and title of each signing officer under his or her signature.